EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Annual Report of ValCom, Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the period ending September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vince Vellardita, the Company's Chief Executive Officer (the "Officer"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.

                                          Dated:  January 13, 2005

                                          By:     /s/  Vince  Vellardita
                                                  ----------------------------
                                                       Vince  Vellardita
                                                       Chief Executive Officer